UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 2, 2007



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-30391                   13-3669062
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On August 2, 2007, our wholly owned subsidiary, More Energy Ltd., entered into a Memorandum of Understanding with Founder Technology Group, which calls for Founder to introduce the Medis fuel Power Pack cell into the Greater China market. Founder is a premier conglomerate in the People's Republic of China, with one of its principal lines of business being in the Information Technology arena, with manufacturing and distribution infrastructures throughout China.

     The Memorandum of Understanding sets forth an introductory process whereby Founder, at its cost, will seek approvals from appropriate Chinese regulatory authorities in conjunction with Medis personnel so as to permit the sale of the Power Pack in China, and will market the Power Pack to Chinese governmental entities and to Chinese mobile phone carriers. It also provides for conducting B2C (consumer) market studies, including the use of focus groups to determine demand and pricing elasticity for the Power Packs in China.

     The Memorandum of Understanding sets forth a time frame for the parties to negotiate and enter into a definitive agreement for Founders' distribution and manufacturing of the Power Pack in China, which would encompass Founder's purchase of certain proprietary elements; its payment of a royalty upon each Power Pack unit manufactured by Founder; and the right of Founder for first negotiation on laptop related Fuel Cell joint development and "Charging Kiosks" joint development programs in China.


Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.       Description
    -----------       -----------

      99.1            Memorandum of Understanding dated August 2, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2007


                                       MEDIS TECHNOLOGIES LTD.



                                       By:   /s/ Howard Weingrow
                                           ------------------------------------
                                            Name:  Howard Weingrow
                                            Title:  Deputy Chairman and
                                                      Chief Operating Officer